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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Safeskin Corporation on Form S-8 of our report dated February 28, 1996, on our audits of the consolidated financial statements and financial statement schedules of Safeskin Corporation and Subsidiaries as of December 31, 1995 and 1994, and for the years ended December 31, 1995, 1994, and 1993.


                                                        COOPERS & LYBRAND L.L.P.


San Diego, California
June 3, 1996